10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
High Income Muni Bond Fund
Security
Lower Colorado River Authority
Advisor
EIMCO
Transaction Date
12/8/2008
Cost
$1,000,000
Offering Purchase
0.33%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley & Co
First Southwest Company
Goldman Sachs & Co
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
Metropolitan Transportation Authority
Advisor
EIMCO
Transaction Date
4/24/2009
Cost
5,000,000
Offering Purchase
1.11%
Broker
JP Morgan
Underwriting Syndicate Members
J.P. Morgan
Barclays Capital
M.R. Beal & Company
Wachovia Bank, N.A.

Fund
Muni Bond Fund
Security
State of California
Advisor
EIMCO
Transaction Date
3/25/2009
Cost
$10,000,000
Offering Purchase
3.00%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
Citigroup
Wells Fargo Institutional Securities
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
Long Island Power
Advisor
EIMCO
Transaction Date
10/8/08
Cost
$8,000,000
Offering Purchase
1.066%
Broker
JP Morgan
Underwriting Syndicate Members
Goldman Sachs & co
Citigroup
JP Morgan
Wachovia Bank, N.A.

Fund
Muni Bond Fund
Security
The City of New York
Advisor
EIMCO
Transaction Date
11/18/08
Cost
$10,000,000
Offering Purchase
1.333%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & co
Citigroup
M.R. Beal & Company
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
New York City Water
Advisor
EIMCO
Transaction Date
12/8/08
Cost
$10,000,000
Offering Purchase
3.330%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
DEPFA First Albany Securities LLC
M.R. Beal & Company
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
Lower Colorado River Authority
Advisor
EIMCO
Transaction Date
12/8/08
Cost
$9,000,000
Offering Purchase
3.00%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley & Co
First Southwest Company
Goldman Sachs & Co
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
The City of New York
Advisor
EIMCO
Transaction Date
9/12/08
Cost
$5,000,000
Offering Purchase
0.63%
Broker
Citigroup
Underwriting Syndicate Members
JP Morgan
Citigroup
Morgan Stanley
Wachovia Bank, NA

Fund
Muni Bond Fund
Security
Dallas Area Rapid Transit
Advisor
EIMCO
Transaction Date
6/13/08
Cost
$30,000,000
Offering Purchase
4.06%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
Loop Capital Markets
Southwest Securities
Wachovia